MUZINICH U.S. HIGH YIELD CORPORATE BOND FUND
Class A Shares (Ticker: MZHRX)*
Institutional Shares (Ticker: MZHIX)
Supra Institutional Shares (Ticker: MZHSX)

* Shares are not available at this time.

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated March 1, 2021 to the
Summary Prospectus
dated April 30, 2020

Important Notice Regarding Change in the Investment Policy

Effective April 30, 2021, the Muzinich U.S. High Yield Corporate Bond Fund will change its name to the:

“Muzinich U.S. High Yield Credit Fund”

    The investment adviser believes that the new name will better describe the Fund’s investment strategies. The Fund’s investment policy will be updated to reflect the newly named Fund.

The new Investment Policy for the Muzinich U.S. High Yield Credit Fund will be as follows:

The Muzinich U.S. High Yield Credit Fund normally invests at least 80% of its net assets in high yield ~~bonds~~ credit issued by companies with a domicile or principal place of business in the U.S. (“U.S. Corporations”). Credit instruments may include high yield bonds (commonly referred to as “junk” bonds), notes, loans, and other debt instruments.

All references in the Summary Prospectus to the Muzinich U.S. High Yield Corporate Bond Fund will be replaced with Muzinich U.S. High Yield Credit Fund.

Please retain this Supplement with your Summary Prospectus.